UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2017

Central Index Key Number of the issuing entity: 0001718322

BANK 2017-BNK8

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206582-12	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761 4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of December 6, 2017, with respect to BANK 2017-BNK8. The purpose of this amendment is to make clerical revisions to the description of the GSMS 2017-GS8 PSA provided under Item 1.01 and to the date of the earliest event reported, which is the closing date of the GSMS 2017-GS8 securitization.

On November 15, 2017, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the BANK 2017-BNK8, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK8 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2017 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Cabela’s Industrial Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Cabela’s Industrial Portfolio Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “Cabela’s Industrial Portfolio Whole Loan”) that includes the Cabela’s Industrial Portfolio Mortgage Loan and three pari passu promissory notes (the “Pari Passu Companion Loans”) that are not the assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Cabela’s Industrial Portfolio Whole Loan will be serviced and administered (i) until the securitization of the related controlling Pari Passu Companion Loan, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the related controlling Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling Pari Passu Companion Loan related to the Cabela’s Industrial Portfolio Whole Loan was securitized on November 30, 2017 in connection with the issuance of a series of mortgage pass-through certificates entitled GS Mortgage Securities Trust 2017-GS8, Commercial Mortgage Pass-Through Certificates, Series 2017-GS8. Consequently, the Cabela’s Industrial Portfolio Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of November 1, 2017 (the “GSMS 2017-GS8 PSA”), between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer (the “Non-Serviced Master Servicer”), Midland Loan Services, A Division of PNC Bank, National Association, as special servicer (the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The GSMS 2017-GS8 PSA is attached hereto as Exhibit 99.17.

The servicing terms of the GSMS 2017-GS8 PSA will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated October 30, 2017 (the “Prospectus”), and the following:

•	The Non-Serviced Master Servicer will earn a primary servicing fee with respect to the Cabela’s Industrial Portfolio Mortgage Loan that is to be calculated at 0.0025% per annum.
•	Upon the Non-Serviced Master Servicer Mortgage Loan becoming a specially serviced loan under the GSMS 2017-GS8 PSA, the Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such mortgage loan accruing at a rate equal to 0.25% per annum, until such time as such mortgage loan is no longer specially serviced. The special servicing fee is subject to a minimum fee of $3,500.
•	The Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.0% of each payment of principal and interest (other than default interest) made by the related borrower after a

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workout. The workout fee is subject to a minimum fee of $25,000, and is subject to a cap of $1,000,000.
•	The Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.0% of net liquidation proceeds received in connection with a liquidation. The liquidation fee is subject to a minimum fee of $25,000, and is subject to a cap of $1,000,000.
•	The operating advisor under the GSMS 2017-GS8 PSA will be entitled to consult with the special servicer under the GSMS 2017-GS8 PSA under different circumstances than those under which the operating advisor under the Pooling and Servicing Agreement is entitled to consult with the special servicer under the Pooling and Servicing Agreement. In particular, such operating advisor will be entitled to consult on major decisions when (i) the aggregate certificate balance of the certificates that constitute the “eligible horizontal residual interest” is less than 25% of the initial aggregate certificate balance thereof (taking into account cumulative appraisal reduction amounts) or (ii) the certificate balance of the senior-most class of control eligible certificates is less than 25% of the initial certificate balance thereof (taking into account cumulative appraisal reduction amounts). In addition, the operating advisor under the GSMS 2017-GS8 PSA will be entitled to recommend the termination of the special servicer under the GSMS 2017-GS8 PSA at any time if it determines, in its sole discretion exercised in good faith, that (i) such special servicer is not performing its duties as required under the GSMS 2017-GS8 PSA or is otherwise not acting in accordance with the servicing standard and (ii) the replacement of such special servicer would be in the best interest of the certificateholders as a collective whole.
•	The GSMS 2017-GS8 PSA does not provide for a risk retention consultation party and provides for the compliance with credit risk retention requirements through a retaining third-party purchaser.
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Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:
99.17	Pooling and Servicing Agreement, dated as of November 1, 2017, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, A Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By: /s/ Jane H. Lam
Name: Jane H. Lam
Title: Vice President

Dated: December 7, 2017

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Exhibit Index

Exhibit No.	Description
99.17	Pooling and Servicing Agreement, dated as of November 1, 2017, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, A Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

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